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                                                                  Exhibit 10.106

                          MASTER MODIFICATION AGREEMENT

                  THIS MASTER MODIFICATION AGREEMENT (this "Agreement") is made as of this 19th day of February, 2002 and effective as between the parties hereto as of January 1, 2002, by and among RETIREMENT INNS III, LLC, a Delaware limited liability company (the "Borrower"), ARV ASSISTED LIVING, INC., a Delaware corporation (the "Guarantor"), and RED MORTGAGE CAPITAL, INC., an Ohio corporation, formerly known as Provident Mortgage Capital, Inc., successor-in-interest to Banc One Capital Funding Corporation (the "Lender").

                                    RECITALS

                  WHEREAS, the Lender has previously made a loan to the Borrower in the original principal sum of Eight Million Two Hundred Nine Thousand Nine Hundred Dollars ($8,209,900) (the "Loan") pursuant to the terms of that certain Multifamily Note dated as of June 27, 1999, by the Borrower to the order of the Lender (the "Original Note"), as amended pursuant to the terms of that certain First Amendment to Multifamily Note dated as of December 28, 2000 between Borrower and Lender (the "First Amendment to Note" and together with the Original Note, the "Existing Note"), and is secured, in part, by a first mortgage lien on the real property (the "Mortgaged Property") described on Exhibit A to that certain Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of June 27, 1999 by the Borrower for the benefit of the Lender (the "Original Deed of Trust"), recorded among the Official Records of Ventura County, California (the "Land Records") on June 28, 1999 as Instrument No. 99-122405, as amended by that certain Amendment to Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of August 31, 1999 between the Borrower and the Lender (the "First Amendment to Deed of Trust"), recorded among the Land Records on September 10, 1999 as Instrument No. 99-173435, as affected by that certain Confirmatory Assignment of Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of December 12, 2000, effective as of October 2, 2000, by Banc One Capital Funding Corporation, an Ohio corporation to Provident Mortgage Capital, Inc., now known as Red Mortgage Capital, Inc. (the "Confirmatory Assignment", and together with the Original Deed of Trust and the First Amendment to Deed of Trust, the "Existing Deed of Trust"), recorded among the Land Records on January 31, 2001 as Instrument
No. 2001-0018605-00; and

                  WHEREAS, the Guarantor, in order to induce the Lender to make the Loan to the Borrower, executed and delivered that certain Limited Guaranty dated as of June 27, 1999 to and for the benefit of the Lender, thereby guaranteeing, under certain enumerated circumstances set forth therein, the payment and performance obligations of the Borrower to the Lender under the Original Note (which Limited Guaranty, as the same may be from time to time renewed, extended, amended, restated, supplemented or otherwise modified is herein called the "Limited Guaranty"); and

                  WHEREAS, as additional security for the Borrower's obligations under the Original Note to the Lender, the Borrower and the Lender entered into that certain Replacement Reserve and Security Agreement dated as of June 27, 1999 (the "Replacement Reserve Agreement") whereby the Borrower agreed to make monthly deposits into the Replacement Reserve (as such term is defined in the Replacement Reserve Agreement) to maintain the Mortgaged Property; and

                  WHEREAS, as additional security for the Borrower's obligations under the Original Note to the Lender, the Borrower, the Guarantor and the Lender also entered into that certain Assignment and Subordination of Management Agreement dated as of June 27, 1999 (the "Assignment and Subordination") whereby the Borrower assigned all of its right, title and interest in and to the Management Agreement (as such term is defined in the Assignment and Subordination) and the Guarantor agreed, among other things, (i) to subordinate its right of payment to certain fees under the Management Agreement to the Loan and to the liens terms, covenants and conditions of the Existing Deed of Trust,
(ii)

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to attorn to the Lender upon an Event of Default (as such term is defined in the
Existing Deed of Trust) under the Existing Deed of Trust and continue to manage and operate the Mortgaged Property upon the occurrence of an Event of Default at the request of, and in cooperation with the Lender, due to the special regulatory requirements of the Mortgaged Property as a seniors housing facility, until a replacement manager/operator has been obtained, and (iii) to assign to the Lender all of its right, title and interest in and to all permits, licenses, operating contracts, certificates and agreements of any nature relating to the ownership, occupancy, use, operation or management of the Mortgaged Property;
and

                  WHEREAS, as additional security for the Borrower's obligations under the Original Note to the Lender, the Borrower and Lender also entered into that certain (i) Note and Agreement dated as of June 27, 1999 (the "Additional Note"), (ii) Letter Agreement dated June 27, 1999 (the "Side Letter Agreement") and (iii) Agreement to Amend or Comply dated as of June 27, 1999 (the "Agreement to Amend or Comply"); and

                  WHEREAS, pursuant to the terms of that certain Confirmatory Agreement dated as of December 28, 2000 by and among the Borrower, the Guarantor and the Lender (the "Confirmatory Agreement"), and the First Amendment to Note, the Maturity Date (as such term was defined in the Original Note) of the Loan was extended to January 1, 2002; and

                  WHEREAS, the Original Note, the Original Deed of Trust, the Limited Guaranty, the Replacement Reserve Agreement, the Assignment and Subordination, the Additional Note, the Side Letter Agreement, the Agreement to Amend or Comply and any and all other documents, instruments, agreements and certificates (including, but not limited to, the Certificate of Borrower dated June 27, 1999 executed by Borrower) originally executed in connection with the Loan, as well as the First Amendment to Note, the First Amendment to Deed of Trust, the Confirmatory Assignment and the Confirmatory Agreement may sometimes be collectively referred to herein as the "Original Loan Documents"; and

                  WHEREAS, the Borrower has requested and the Lender has agreed, subject to the terms and conditions of this Agreement, to (i) increase the principal sum of the Loan to $11,980,000 ) (the "Increase"), (ii) extend the Maturity Date (as such term is defined in the Existing Note) of the Loan to July 1, 2003 (the "Extension"), and (iii) change the interest rate of the Loan to 8.50% (the "Rate Change"); and

                  WHEREAS, as a condition to granting the Extension, the Increase and the Rate Change, Lender has required the Borrower to make a cash deposit to the Lender and the Guarantor to guaranty a portion of Loan, such guaranty secured in part by a pledge of certain partnership interests owned by the Guarantor.

                  NOW, THEREFORE, for and in consideration of the mutual entry of this Agreement by the parties hereto, the Extension, the Increase and the Rate Change and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

                  Section 1. Recitals. The Recitals are hereby incorporated into this Agreement as a substantive part hereof.

                  Section 2. Loan Modifications. The Borrower, the Guarantor and the Lender hereby acknowledge and agree:

                           (a) The Maturity Date of the Loan (defined in Paragraph 3(b) thereof) is hereby extended to July 1, 2003;
                           (b) The interest rate of the Loan (referenced in the first paragraph thereof) is changed to 8.50%; and
                           (c) The principal sum of the Loan (referenced in the first paragraph thereof) is increased to $11,980,000.


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                  Section 3. Amendments to Existing Note. The Existing Note
shall be amended in accordance with the provisions of Section 2 hereof and as further set forth in the Second Amendment to Multifamily Note dated as of the date hereof between the Borrower and the Lender (the "Second Amendment to Note") in the form attached hereto as Exhibit A.

                  Section 4. Amendment to Existing Deed of Trust. The Existing Deed of Trust shall be amended as set forth in the Second Amendment to Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of the date hereof between the Borrower and the Lender (the "Second Amendment to Deed of Trust") in the form attached hereto as Exhibit B.

                  Section 5. Amendments to Original Loan Documents. To the extent not amended by Sections 2, 3 and 4 hereof, all references to the principal sum of the Loan in the Original Loan Documents (referenced therein as $8,209,900) is hereby changed to $11,980,000. From and after the date hereof, references to the terms "Note" and "Deed of Trust" in the Original Loan Documents shall mean Existing Note as amended by the Second Amendment to Note on the one hand, and the Existing Deed of Trust as amended by the Second Amendment to Deed of Trust on the other hand.

                  Section 6. Clarification of the Agreement to Amend or Comply. The Residual Savings (as defined in the Agreement to Amend or Comply), as calculated in the Agreement to Amend or Comply, shall be calculated utilizing the interest rate set forth in the Original Note (i.e., 9.15%).

                  Section 7. Conditions and Requirements for the Extension, the Increase and the Rate Change.

                         Section 7.1. The obligation of the Lender to enter into
this Agreement is subject to the satisfaction by Borrower and Guarantor, as applicable, of the following requirements, each in form and content satisfactory to the Lender in its sole discretion:

                              (a) Receipt by the Lender of the Second Amendment
to Note executed by the Borrower;

                              (b) Receipt by the Lender of the Second Amendment
to Deed of Trust executed by the Borrower;

                              (c) Receipt by the Lender of that certain Cash
Collateral Pledge Agreement executed by the Borrower for the benefit of the Lender dated as of the date hereof (the "Cash Pledge Agreement"), pursuant to which the Borrower will deposit the sum of Two Million Dollars ($2,000,000) (the "Deposit") with the Lender;

                              (d) Receipt by the Lender of the Deposit pursuant
to the Cash Pledge Agreement;

                              (e) Receipt by the Lender of that certain Guaranty
Agreement executed by Guarantor for the benefit of the Lender dated as of the date hereof (the "Guaranty");

                              (f) Receipt by the Lender of that certain San
Gabriel Retirement Villa Partnership Interest Pledge Agreement executed by Guarantor for the benefit of the Lender dated as of the date hereof (the "SGRV Pledge Agreement");

                              (g) Receipt by the Lender of that certain American
Retirement Villas Properties III, L.P. Partnership Interest Pledge Agreement executed by Guarantor for the benefit of the Lender dated as of the date hereof (the "ARV PIII Pledge Agreement");

                              (h) Receipt by the Lender of a "date-down"
endorsement to Policy Number 27-042-92-1219845 issued by Fidelity National Title Company ("Fidelity") on June 28, 1999 (the "Title Policy") (or a new title policy if so elected by Fidelity in lieu of a date-down endorsement) showing

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no other exceptions to title than as excepted in Schedule B-II of the Title
Policy and increasing the insured amount thereof to $11,980,000;

                         (i) Receipt by the Lender of an Extension Fee in the
amount of Fifty-Nine Thousand Eight Hundred Fifty and 00/100 Dollars ($59,850.00); and

                         (j) Receipt by the Lender of a Financing Fee of Forty
Thousand and 00/100 Dollars ($40,000.00).

                  The Second Amendment to Note, the Second Amendment to Deed of Trust, the Guaranty, the ARV PIII Pledge Agreement (ARV), the SGRV Pledge Agreement, the Cash Pledge Agreement and any and all other documents, instruments, agreements and certificates executed by Borrower or Guarantor in connection with this Agreement, the Extension, the Increase or the Rate Change may sometimes be collectively referred to herein as the "New Loan Documents", and together with the Original Loan Documents, the "Loan Documents".

                  Section 7.2. The obligation of the Lender to enter into this Agreement shall be further subject to the requirement that the Borrower and the Guarantor, as applicable, or any other party, execute and deliver to the Lender such other documents in addition to the New Loan Documents as the Lender may reasonably require in connection with this Agreement. In addition, the Borrower shall also pay to the Lender on demand, all costs and expenses both now and hereafter paid or incurred in connection with the extension and modification of the Loan pursuant hereto, including, but not limited to, attorney's fees and expenses, title fees and expenses, recording costs, and surveyor fees and expenses.

                  Section 8. Representations and Warranties. The Borrower and the Guarantor represent and warrant to the Lender as of the date hereof that:

                        (a) No Event of Default exists under any of the Loan Documents and no event or circumstance has occurred which with the passage of time would constitute an Event of Default under any of the Loan Documents;

                        (b) All of the representations and warranties given by each such party in the Original Loan Documents are true and complete in all material respects on the date hereof as if made on the date hereof;

                        (c) As of the date hereof, there are no actions, suits or proceedings pending, or to the knowledge of the Borrower and the Guarantor, threatened, (i) against or affecting the Mortgaged Property, or (ii) involving the validity or enforceability of the Deed of Trust or the priority of the lien thereof, or (iii) against the Borrower or the Guarantor, at law or in equity or before or by any governmental authority except (a) actions, suits and proceedings against the Borrower or the Guarantor fully covered by insurance and as to each of which the Borrower or the Guarantor has provided information satisfactory to the Lender, (b) actions, suits and proceedings against the Borrower or the Guarantor which will not materially adversely affect their respective business, financial condition or operations, or (c) otherwise previously disclosed to the Lender in the Original Loan Documents; and to the knowledge of the Borrower or the Guarantor, neither the Borrower nor the Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

                        (d) All federal, state and local tax returns and reports of the Borrower and the Guarantor required by law to be filed have been duly filed, and all taxes, assessments, fees and other governmental charges upon the Borrower and the Guarantor and their respective properties, assets, income and franchises which are due and payable have been paid in full. The Borrower and the Guarantor maintain adequate reserves and/or accruals in respect of federal, state and local taxes for all fiscal periods, and neither the Borrower nor the Guarantor know of any unpaid assessments for any taxes or any basis therefor.

                  Section 9. Ratification, No Novation, Effect of Modifications. Except as may be amended or modified by this Agreement, the Second Amendment to Note and the Second Amendment to


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Deed of Trust, the terms of the Original Loan Documents are hereby ratified, affirmed and confirmed and shall otherwise remain in full force and effect. To the extent not otherwise specifically provided herein, it is the intention of the Borrower, the Guarantor and the Lender that nothing in this Agreement shall be construed to extinguish, release, or discharge or constitute, create or effect a novation of, or an agreement to extinguish, release or discharge, any of the obligations, indebtedness and liabilities of the Borrower or the Guarantor or any other party under the provisions of the Original Loan Documents. In the event of any conflict between the terms of the Original Loan Documents and this Agreement, the terms of this Agreement shall control.

                  Section 10. Amendments. This Agreement may be amended or supplemented by and only by an instrument executed and delivered by each party hereto.

                  Section 11. Waiver. The Lender shall not be deemed to have waived the exercise of any right which it holds under the Original Loan Documents unless such waiver is made expressly and in writing (and no delay or omission by the Lender in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Without limiting the operation and effect of the foregoing provisions hereof, no act done or omitted by the Lender pursuant to the powers and rights granted to it hereunder shall be deemed a waiver by the Lender of any of its rights and remedies under any of the provisions of the Original Loan Documents executed in connection with the Loan, and this Agreement is made and accepted without prejudice to any of such rights and remedies.

                  Section 12. Governing Law. This Agreement shall be given effect and construed by application of the law of the State of California.

                  Section 13. Headings. The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

                  Section 14. References. As used herein, all references made
(i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders and (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

                  Section 15. Severability. No determination by any court, governmental body or otherwise that any provision of this Agreement or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (i) any other such provision or (ii) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

                  Section 16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantor, and the Lender and their respective successors and assigns.

                  Section 17. Effectiveness. This Agreement shall become effective on and only on its execution and delivery by each party hereto.

                  Section 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

                  Section 19. WAIVER OF JURY TRIAL. THE BORROWER, THE GUARANTOR, THE ADDITIONAL GUARANTOR AND THE LENDER EACH (i) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AMENDMENT, THE NOTE, ANY OTHER ORIGINAL LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES, AS LENDER, GUARANTOR AND BORROWER, THAT IS TRIABLE OF RIGHT BY A JURY AND (ii) WAIVES ANY RIGHT TO TRIAL BY


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JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR
IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.


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                  IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Agreement under their respective seals as of the day and year first written above.

WITNESS:                                 BORROWER:

                                         RETIREMENT INNS III, LLC,
__________________                       a Delaware limited liability company


                                         By:  /s/ Abdo H. Khoury         (SEAL)
                                            -----------------------------
                                         Name:    Abdo H. Khoury
                                         Title:   Manager


WITNESS:                                 GUARANTOR:

                                         ARV ASSISTED LIVING, INC.,
__________________                       a Delaware corporation

                                         By:  /s/ Abdo H. Khoury         (SEAL)
                                            -----------------------------
                                         Name:    Abdo H. Khoury
                                         Title:   President




WITNESS:                                 LENDER:

                                         RED MORTGAGE CAPITAL, INC.,
__________________                       an Ohio corporation, formerly known as
                                         Provident Mortgage Capital, Inc.,
                                         successor-in-interest to Banc One
                                         Capital Funding Corporation


                                         By:                             (SEAL)
                                            -----------------------------
                                         Name:
                                         Title:


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